SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) March 1, 2005
                                                        -----------------


                          LYNCH INTERACTIVE CORPORATION
                          -----------------------------

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                   1-15097                      06-1458056
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    (State or other             (Commission File               (IRS Employer
       Jurisdiction of             Number)                    Identification)
       Incorporation)




                  401 Theodore Fremd Avenue Rye, New York         10580
--------------------------------------------------------------------------------

                 (Address of Principal Executive Offices)       (Zip Code)



        Registrant's Telephone Number, Including Area Code: 914-921-8821
                                                            ------------


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ITEM 8.01. Other Events.
           ------------

Attached as Exhibit 99 is a copy of a press release announcing Auction 58 results and other matters dated February 28, 2005.

                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LYNCH INTERACTIVE CORPORATION


                                   /s/Robert E. Dolan
                                   ------------------
                                   Robert E. Dolan
                                   Chief Financial Officer




Date: March 1, 2005


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                                  EXHIBIT INDEX

Exhibit 99 -- Press Release of Lynch Interactive Corporation, dated February 28,
              2005.